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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 3, 2006

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                                 Results of Operations and Financial Conditions

On May 3, 2006, DPL Inc. (the “Company”) issued a press release announcing its earnings for first quarter 2006. Within this press release there were three line items within the “Consolidated Statements of Cash Flows” statement under the subtitle “Cash flows from operating activities” that were listed incorrectly.  The corrected line items are as follows:

	Three Months Ended March 31,
$ in millions	2006	2005
	(unaudited)
Deferred compensation assets	3.1	3.5
Deferred compensation obligations	(1.3)	1.4
Other	4.5	(1.7)

The balance of the press release as previously published remains unchanged.  A copy of the press release as corrected is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                                                 Regulation FD Disclosure

On Thursday, May 4, 2006 at 9:00 A.M. Eastern Time, the Company held a webcast conference call to review its unaudited earnings press release issued on May 3, 2006. A copy of the webcast conference call slides used during the webcast conference call on May 4, 2006 is furnished as Exhibit 99.2 to this report and incorporated by reference.

Item 9.01(c)                                   Exhibits.

99.1                                                   Press Release of DPL Inc., dated May 3, 2006.

99.2                                                   Slides used in webcast conference call on May 4, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: May 8, 2006
/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of DPL Inc., dated May 3, 2006.	E

99.2	Slides used in webcast conference call on May 4, 2006.	E